EXECUTION COPY



                               SECURITIES PURCHASE

                                    AGREEMENT




                          DATED AS OF JANUARY 30, 2006




                                      AMONG




                              STRONG TECHNICAL INC.


                         FALCON LINK INVESTMENT LIMITED



                                       AND



                       THE PURCHASERS LISTED ON EXHIBIT A



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                                TABLE OF CONTENTS
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                                                                                                              PAGE
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
ARTICLE I        Purchase and Sale of Preferred Stock and Warrants.............................................1
         Section 1.1    Purchase and Sale of Preferred Stock and Warrants......................................1
         Section 1.2    The Closing............................................................................1
         Section 1.3    Conversion Shares and Warrant Shares...................................................2

ARTICLE II       Representations and Warranties................................................................2
         Section 2.1    Representations and Warranties Relating to the Company.................................2
         Section 2.2    Representations and Warranties Relating to Falcon.....................................13
         Section 2.3    Representations and Warranties of the Purchasers......................................20

ARTICLE III      Covenants....................................................................................22
         Section 3.1    Consummation of the Exchange..........................................................22
         Section 3.2    Disclosure of Transactions and Other Material Information.............................22
         Section 3.3    Registration under Exchange Act.......................................................23
         Section 3.4    Inspection Rights.....................................................................23
         Section 3.5    Compliance with Laws..................................................................23
         Section 3.6    Keeping of Records and Books of Account...............................................24
         Section 3.7    Other Agreements......................................................................24
         Section 3.8    Reservation of Shares.................................................................24
         Section 3.9    Non-public Information................................................................24
         Section 3.10   Nasdaq or Exchange Listing............................................................24
         Section 3.11   Subsequent Registrations..............................................................24
         Section 3.12   Make Good Escrow Shares...............................................................24
         Section 3.13   New York City Agency..................................................................24

ARTICLE IV       Conditions...................................................................................25
         Section 4.1    Conditions Precedent to the Obligation of the Company to
                        Close and to Sell the Shares and Warrants.............................................25
         Section 4.2    Conditions Precedent to the Obligation of the Purchasers to
                        Close and to Purchase the Shares and Warrants.........................................25

ARTICLE V        Certificate Legend...........................................................................28
         Section 5.1    Legend................................................................................28

ARTICLE VI       Termination..................................................................................29
         Section 6.1    Termination of Obligations to Effect Closing..........................................29
         Section 6.2    Effect of Termination.................................................................30

ARTICLE VII      Indemnification..............................................................................30
         Section 7.1    General Indemnity.....................................................................30
         Section 7.2    Indemnification Procedure.............................................................30
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                                       -i-
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                                TABLE OF CONTENTS
                                   (continued)
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
ARTICLE VIII     Miscellaneous................................................................................31
         Section 8.1    Fees and Expenses.....................................................................31
         Section 8.2    Specific Enforcement; Consent to Jurisdiction.........................................32
         Section 8.3    Entire Agreement; Amendment...........................................................32
         Section 8.4    Notices...............................................................................33
         Section 8.5    Waivers...............................................................................34
         Section 8.6    Headings..............................................................................34
         Section 8.7    Successors and Assigns................................................................34
         Section 8.8    No Third Party Beneficiaries..........................................................34
         Section 8.9    Governing Law.........................................................................34
         Section 8.10   Survival..............................................................................34
         Section 8.11   Counterparts..........................................................................35
         Section 8.12   Publicity.............................................................................35
         Section 8.13   Severability..........................................................................35
         Section 8.14   Further Assurances....................................................................35
         Section 8.15   Independent Nature of Purchaser's Obligations and Rights..............................35
         Section 8.16   Consent to Jurisdiction and Service of Process........................................36
         Section 8.17   Notification Under Certification of Designation.......................................37
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                                      -ii-

                          SECURITIES PURCHASE AGREEMENT


         This SECURITIES PURCHASE AGREEMENT this ("AGREEMENT"), dated as of January 30, 2006, by and among Strong Technical Inc., a Delaware corporation (the "COMPANY"), Falcon Link Investment Limited, a corporation formed under the laws of the British Virgin Islands ("FALCON"), and the entities listed on EXHIBIT A hereto (each a "PURCHASER" and collectively, the "PURCHASERS"), for the purchase and sale to the Purchasers of shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "PREFERRED STOCK"), and warrants to purchase shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK").

         The parties hereto agree as follows:

                                    ARTICLE I

                PURCHASE AND SALE OF PREFERRED STOCK AND WARRANTS

         Section 1.1 PURCHASE AND SALE OF PREFERRED STOCK AND WARRANTS. Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, an aggregate of 6,900,000 shares of Preferred Stock (the "SHARES") and warrants to purchase an aggregate of 121,954,050 shares of Common Stock, in substantially the form attached hereto as EXHIBIT B (the "WARRANTS"). The Shares and the Warrants shall be sold as units consisting of two shares of Preferred Stock and one Warrant at a price per unit of $8.00, for an aggregate purchase price of $27,600,000 (the "PURCHASE PRICE"). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), including Regulation D ("REGULATION D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder. The Preferred Stock shall have such powers, preferences and rights, and the qualifications, limitations or restrictions thereof, as set forth in the Certificate of Designation of Rights and Preferences of Series A Preferred Stock attached hereto as EXHIBIT D (the "CERTIFICATE OF DESIGNATIONS"), subject to the applicable terms and conditions of this Agreement and the Registration Rights Agreement (as defined below).

         Section 1.2 THE CLOSING. The Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the number of Shares and Warrants set forth opposite their respective names on EXHIBIT A. The closing of the purchase and sale of the Shares and Warrants to be acquired by the Purchasers from the Company under this Agreement (the "Closing") shall take place (i) at the offices of Pryor Cashman Sherman & Flynn LLP located at 410 Park Avenue, New York, New York 10022 at 10:00 a.m., New York time, on or before January 30, 2006, PROVIDED, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such other date as the Purchasers and the Company may agree (the "CLOSING DATE").

         Section 1.3 CONVERSION SHARES AND WARRANT SHARES. The Company has authorized and reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, out of its authorized but unissued Common Stock or its Common Stock held in treasury, a number of shares of Common Stock equal to the aggregate number of shares of Common Stock necessary to effect the conversion of the Shares and the exercise of the Warrants. The Company shall, from time to time, in accordance with the Delaware General Corporation Law, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all Shares at the time outstanding, subject, however, to stockholder approval. If any shares of Common Stock required to be reserved for issuance upon conversion of the Shares or exercise of the Warrants hereunder require registration with or approval of any governmental authority under any federal or state law before the shares may be issued, the Company will cause the shares to be so registered and approved. All shares of Common Stock delivered upon conversion of the Shares or exercise of the Warrants shall, upon delivery, be duly authorized and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issue thereof. Any shares of Common Stock issuable upon conversion of the Shares (and such shares when issued) are herein referred to as the "CONVERSION SHARES". Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the "WARRANT SHARES". The Shares, the Conversion Shares, the Warrants and the Warrant Shares are sometimes collectively referred to herein as the "SECURITIES".

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY. In order to induce the Purchasers to enter into this Agreement and to purchase the Shares and the Warrants, the Company and Falcon hereby jointly and severally make the following representations and warranties to the Purchasers:

                  (a) ORGANIZATION, GOOD STANDING AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any Subsidiaries (as defined in Section 2.1(g)) or own securities of any kind in any other entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, "MATERIAL ADVERSE EFFECT" means any adverse effect on the business, operations, assets, prospects or financial condition of the

Company or, following consummation of the Exchange (as defined in Section 3.1), the Company and its Subsidiaries, taken as a whole, and which is material to such entity or other entities controlling or controlled by such entity or the Company or which is likely to materially hinder the performance by the Company, Falcon or any Subsidiary of its obligations hereunder and under the other Transaction Documents (as defined in Section 2.1(b) hereof) and the Exchange Documents (as defined in Section 2.1(b) hereof).

                  (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the
Registration Rights Agreement, the Warrants, and the other agreements and documents contemplated hereby and thereby and executed by the Company or to which the Company is a party (collectively, the "TRANSACTION DOCUMENTS"), and to issue and sell the Shares and the Warrants in accordance with the terms hereof. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Share Exchange Agreement dated as of January 30, 2006 (the "EXCHANGE AGREEMENT") between the Company, Falcon and the stockholders of Falcon and the other agreements and documents contemplated thereby and executed by the Company or to which the Company is party (collectively, the "EXCHANGE DOCUMENTS"). The execution, delivery and performance of the Transaction Documents and the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement and the Exchange Agreement has been duly executed and delivered by the Company. The other Transaction Documents and Exchange Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents and the Exchange Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by equitable principles or remedies of general application.

                  (c) CAPITALIZATION. The authorized capital stock of the Company and the shares thereof issued and outstanding as of January 30, 2006, after giving effect to the shares of capital stock to be issued in the Exchange, are set forth on SCHEDULE 2.1(c) hereto. All of the outstanding shares of the Company's Common Stock and any other security of the Company have been duly and validly authorized and, to the extent applicable, are validly issued, fully paid and non-assessable. Except as set forth on SCHEDULE 2.1(c) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth on SCHEDULE 2.1(c) hereto or in any Commission Documents (as defined in Section 2.1(f) below) and except for the Transaction Documents and the Exchange Documents, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as provided on SCHEDULE 2.1(c) hereto and except as disclosed in any Commission Documents, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on SCHEDULE 2.1(c) or in any Commission

Documents, the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth on SCHEDULE 2.1(c) hereto or disclosed or in any Commission Documents, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, and to the best knowledge of the Company, no holder of such securities has a right of rescission or has made or threatened to make a claim for rescission or damages with respect thereto which could have a Material Adverse Effect. The Company has furnished or made available to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "CERTIFICATE"), and the Company's Bylaws as in effect on the date hereof (the "BYLAWS").

                  (d) ISSUANCE OF SECURITIES. The Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and nonassessable and free and clear of all liens, encumbrances and rights of first refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Preferred Stock. The Shares have the relative rights, powers and privileges set forth in the Certificate of Designations. When the Conversion Shares are issued in accordance with the terms of the Preferred Stock, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock. When the Warrant Shares are issued and paid for in accordance with the terms of the Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

                  (e) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents and the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the Certificate or Bylaws or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which the Company's properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which any of their respective properties or assets are bound (in each case, after giving effect to the Exchange), or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (in each case, after giving effect to the Exchange), except, in the case of (i) above and in all cases other than violations pursuant to clause (iv) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations, which singularly or in the aggregate, do not and will not have a Material Adverse Effect. The Company is not required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Exchange Documents or the Transaction Documents or issue and sell the Shares, the Conversion Shares, the Warrants or the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Securities and Exchange Commission (the "COMMISSION") or state securities administrators subsequent to the Closing, or any registration statement which may be filed pursuant hereto or thereto).

                  (f) COMMISSION DOCUMENTS; COMMISSION FILINGS; FINANCIAL STATEMENTS. The Common Stock is not currently registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), but the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act, including, but not limited to, current reports on Form 8-K (and all of the foregoing, including filings incorporated by reference therein, filed prior to the date hereof being referred to herein as the "COMMISSION DOCUMENTS"). At the time of its filing, the Company's Form 10-QSB for the fiscal quarter ended December 31, 2005 (the "FORM 10-Q") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Form 10-Q did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time of its filing, the Company's Form 10-KSB for the fiscal year ended June 30, 2005 (the "FORM 10-K") complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Form 10-K did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  (g) SUBSIDIARIES. SCHEDULE 2.1(g) hereto sets forth each Subsidiary of the Company after giving effect to the Exchange, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary. For the purposes of this Agreement, "SUBSIDIARY" shall mean, with respect to any corporation or other entity, any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such corporation or other entity and/or any of its other Subsidiaries. All of the outstanding shares of capital stock of each such Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any such Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any such Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any such Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on SCHEDULE 2.1(g) hereto. Except as set forth on SCHEDULE 2.1(g) hereto, neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

                  (h) NO MATERIAL ADVERSE CHANGE. Since December 31, 2005, no event or condition has occurred which has had or could reasonably be expected to have a Material Adverse Effect.

                  (i) NO UNDISCLOSED LIABILITIES. The Company has no liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those set forth on the balance sheet included in the Form 10-Q or incurred in the ordinary course of the Company's business since December 31, 2005, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

                  (j) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since December 31, 2005, except as disclosed in the Commission Documents, no event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

                  (k) INDEBTEDNESS. Except as disclosed in the Commission Documents, as of the date hereof, there is no outstanding secured and unsecured Indebtedness of the Company, or Indebtedness for which the Company has commitments. For the purposes of this Agreement, "INDEBTEDNESS" shall mean (i) any liabilities for borrowed money in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (ii) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others in excess of $100,000, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (iii) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed in any Commission Documents, the Company is not in default with respect to any Indebtedness.

                  (l) TITLE TO ASSETS. The Company has good and marketable title to all of its real and personal property, if any, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances of any nature whatsoever, except for those disclosed in any Commission Documents or such that, individually or in the aggregate, do not have a Material Adverse Effect.

                  (m) ACTIONS PENDING. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement or any of the other Transaction Documents or any of the Exchange Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or any of its properties or assets, which individually or in the aggregate, would have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such, which, individually or in the aggregate, would have a Material Adverse Effect.

                  (n) COMPLIANCE WITH LAW. The business of the Company has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents or such that, individually or in the aggregate, the noncompliance therewith would not have a Material Adverse Effect. The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (o) TAXES. The Company has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the federal income tax returns of the Company has been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.

                  (p) CERTAIN FEES. The Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

                  (q) DISCLOSURE. To the best of the Company's knowledge, neither this Agreement nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

                  (r) INTELLECTUAL PROPERTY. SCHEDULE 2.1(r) contains a complete and correct list of all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing held by the Company (collectively, the "PROPRIETARY RIGHTS"). The Company owns or possesses all the Proprietary Rights which are necessary for the conduct of its business as now conducted without any conflict with the rights of others. As of the date of this Agreement, the Company has not received any written notice that any Proprietary Rights have been declared unenforceable or otherwise invalid by any court or governmental agency, and there is, to the knowledge of the Company, no material existing infringement, misuse or misappropriation of any Proprietary Rights by others that could have a Material Adverse Effect. The Company has not received any written notice alleging that the operation of the business of the Company infringes in any material respect upon the intellectual property rights of others.

                  (s) ENVIRONMENTAL COMPLIANCE. Except as disclosed in the Commission Documents, the Company has obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any U.S. Environmental Laws. The Company has no permits, licenses and other authorizations issued under any U.S. Environmental Laws. "U.S. ENVIRONMENTAL LAWS" shall mean all U.S. Federal or state laws applicable to the Company relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. The Company has all necessary governmental approvals required under all U.S. Environmental Laws and used in its business, except for such instances as would not individually or in the aggregate have a Material Adverse Effect. The Company is also in compliance with all other limitations, restrictions, conditions, standards,
requirements,   schedules   and   timetables   required  or  imposed  under  all
Environmental

Laws where non-compliance could have a Material Adverse Effect. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect or as disclosed in the Commission Documents, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company that violate or may violate any Environmental Law after the Closing or that may give rise to any Environmental Liabilities, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any U.S. Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. "ENVIRONMENTAL LIABILITIES" means all liabilities of a person (whether such liabilities are owed by such person to governmental authorities, third parties or otherwise) currently in existence or arising hereafter and which arise under or relate to any U.S. Environmental Law.

                  (t) BOOKS  AND  RECORDS;  INTERNAL  ACCOUNTING  CONTROLS.  The
books, records and documents of the Company accurately reflect in all material respects the information relating to the business of the Company, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

                  (u) MATERIAL AGREEMENTS. Except for the Transaction Documents, the Exchange Documents or as disclosed in the Commission Documents, or those that are included as exhibits to the Commission Documents, the Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission if the Company were registering securities under the Securities Act (collectively, "MATERIAL AGREEMENTS"). Except as set forth in the Commission Documents, the Company has in all material respects performed all the obligations required to be performed by the Company to date under the foregoing agreements, has received no notice of default and, to the best of the Company's knowledge, is not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. No written or oral contract, instrument, agreement (other than the Certificate of Designation with respect to the Preferred Stock, this Agreement or any other Transaction Document(s)), commitment, obligation (other than any obligation imposed by state law), plan or arrangement of the Company limits or shall limit the payment of dividends on its Common Stock.

                  (v) TRANSACTIONS WITH AFFILIATES. There are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (i) the Company or any of its customers or suppliers, on the one hand, and (ii) on the other hand, any officer, employee, consultant or director of the Company, or any person owning any capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder.

                  (w) SECURITIES ACT OF 1933. Assuming the accuracy and completeness of the representations, warranties and covenants of the Purchasers contained herein, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares, the Conversion Shares, the Warrants and the Warrant Shares hereunder, and no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under this Agreement. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to require registration of the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities. The Company is eligible to register the resale of its Common Stock for resale by the Purchasers under Form S-1 promulgated under the Securities Act. Except as set forth on
SCHEDULE 2.1(w) hereto, the Company has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (x) GOVERNMENTAL APPROVALS. Except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of this Agreement and the other Transaction Documents or the Exchange Documents, the issuance of the Shares and the Warrants, or, except as set forth in this Agreement or any other Transaction Document, for the performance by the Company of its obligations under the Transaction Documents or the Exchange Documents.

                  (y) EMPLOYEES. The Company has no employees.

                  (z) ABSENCE OF CERTAIN DEVELOPMENTS. Except as set forth in the Commission Documents, since December 31, 2005, the Company has not:

                       (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

                       (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's business;

                       (iii) discharged or satisfied any material lien or encumbrance or paid a material amount of any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                       (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

                       (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

                       (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, which sale, assignment or transfer has had a Material Adverse Effect, or disclosed any proprietary confidential information to any person except in the ordinary course of business or to the Purchasers or their representatives;

                       (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

                       (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;


                       (ix) made capital expenditures or commitments therefor that aggregate in excess of $25,000;

                       (x) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

                       (xi) made charitable contributions or pledges in excess of $25,000; (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

                       (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

                       (xiv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

                  (aa) USE OF PROCEEDS. Except as set forth on SCHEDULE 2.1(AA), the proceeds from the sale of the Shares and the Warrants will be used by the Company and its Subsidiaries for working capital purposes and, except as set forth on SCHEDULE 2.1(AA), shall not be used to repay any outstanding Indebtedness or any loans to any officer, director, affiliate or insider of the Company or any Subsidiary (after giving effect to the Exchange).

                  (bb) PUBLIC UTILITY HOLDING COMPANY ACT AND INVESTMENT COMPANY ACT STATUS. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Closing and after giving effect to the Exchange will not be, an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (cc) ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company which is or would cause a Material Adverse Effect. The execution and delivery of this Agreement and the issue and sale of the Shares and the Warrants will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"); provided that, if any Purchaser, or any person or entity that owns a beneficial interest in any Purchaser, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(cc), the term "PLAN" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

                  (dd) PRESS RELEASES. The press releases, if any, disseminated by the Company during the twelve months preceding the date of this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

                  (ee) SOLVENCY. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing and the consummation of the Exchange shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted, and as proposed to be conducted, including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (ff) LISTING AND MAINTENANCE REQUIREMENTS. Except as specified in the Commission Documents, the Company has not, in the two years preceding the date hereof, received notice from any trading market to the effect that the
Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the trading market on which the Common Stock is currently listed or quoted. The issuance and sale of the Securities under this Agreement does not contravene the rules and regulations of the trading market on which the Common Stock is currently listed or quoted.

                  (gg) APPLICATION OF TAKEOVER PROTECTIONS. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under this Agreement, including, without limitation, the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (hh) NO ADDITIONAL AGREEMENTS. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

         Section 2.2 REPRESENTATIONS AND WARRANTIES RELATING TO FALCON. In order to induce the Purchasers to enter into this Agreement and to purchase the Shares and Warrants, the Company and Falcon hereby jointly and severally make the following representations and warranties to the Purchasers:

                  (a) ORGANIZATION, GOOD STANDING AND POWER. Falcon is a corporation duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Falcon and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect.

                  (b)  AUTHORIZATION;  ENFORCEMENT.  Falcon  has  the  requisite corporate power and authority to enter into and perform this Agreement and the Exchange Agreement. The execution, delivery and performance of this Agreement and the Exchange Agreement by Falcon and the consummation by Falcon of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of Falcon or its Board of Directors or stockholders is required. Each of this Agreement and the Exchange Agreement has been duly executed and delivered by Falcon. Each of this Agreement and the Exchange Agreement constitutes a valid and binding obligation of Falcon enforceable against Falcon in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by equitable principles or remedies of general application.

                  (c) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Exchange Agreement by Falcon and the consummation by Falcon of the transactions contemplated hereby and thereby, including the Exchange, do not and will not (i) violate any provision of the charter or bylaws of Falcon or any Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which Falcon or any of its Subsidiaries is a party or by which Falcon or any of its Subsidiaries' respective properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of Falcon or any of its Subsidiaries under any agreement or any commitment to which Falcon or any of its Subsidiaries is a party or by which Falcon or any of its Subsidiaries is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to Falcon or any of its Subsidiaries or by which any property or asset of Falcon or any of its Subsidiaries is bound or affected, except, in all cases other than violations pursuant to clause (iv) (with respect to federal and state securities laws) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of Falcon and its Subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which, singularly or in the aggregate, do not and will not have a Material Adverse Effect. Neither Falcon nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver, perform any of its obligations under the this Agreement or the Exchange Agreement or consummate the Exchange.

                  (d) FINANCIAL STATEMENTS. As of their respective dates, the financial statements of Henan Zhongpin Food Share Co., Ltd. annexed hereto as Exhibit G (the "FALCON FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of Henan Zhongpin Food Share Co., Ltd. as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                  (e) SUBSIDIARIES. SCHEDULE 2.2(e) hereto sets forth each Subsidiary of Falcon, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither Falcon nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither Falcon nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

                  (f) NO MATERIAL ADVERSE CHANGE. Since September 30, 2005, no event or condition has occurred with respect to Falcon and/or its Subsidiaries which has had or could reasonably be expected to have a Material Adverse Effect, except as disclosed on SCHEDULE 2.2(f) hereto.

                  (g)  NO  UNDISCLOSED  LIABILITIES.   Except  as  disclosed  on
SCHEDULE 2.2(g) hereto, neither Falcon nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those set forth on the balance sheet as of September 30, 2005 included in the Falcon Financial Statements or incurred in the ordinary course of Falcon's or its Subsidiaries respective businesses since September 30, 2005, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on Falcon or its Subsidiaries.

                  (h) INDEBTEDNESS. SCHEDULE 2.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of Falcon or any Subsidiary of Falcon, or for which Falcon or any Subsidiary of Falcon has commitments, which Indebtedness is not disclosed in the Falcon Financial Statements. Neither Falcon nor any Subsidiary of Falcon is in default with respect to any Indebtedness.

                  (i) TITLE TO ASSETS. Each of Falcon and its Subsidiaries has and, after giving effect to the Exchange will continue to have, good and marketable title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances of any nature whatsoever, except for those indicated on SCHEDULE 2.2(i) hereto or such that, individually or in the aggregate, do not have a Material Adverse Effect. All material leases of Falcon and each of its Subsidiaries are valid and subsisting and in full force and effect.

                  (j) ACTIONS PENDING. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of Falcon, threatened against Falcon or any of its Subsidiaries which questions the validity of this Agreement or any of the other Transaction Documents, any of the Exchange Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of Falcon, threatened against or involving Falcon, any Subsidiary of Falcon or any of their respective properties or assets, which individually or in the aggregate, would have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against Falcon or any Subsidiary of Falcon or any officers or directors of Falcon or any Subsidiary of Falcon in their capacities as such, which individually, or in the aggregate, would have a Material Adverse Effect.

                  (k) COMPLIANCE WITH LAW. The business of Falcon and its Subsidiaries has been and is presently being conducted in accordance with all applicable governmental laws, rules, regulations and ordinances, except as set forth on SCHEDULE 2.2(k) hereto or such that, individually or in the aggregate, the noncompliance therewith would not have a Material Adverse Effect. Falcon and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (l) TAXES. Except as set forth on SCHEDULE 2.2(l) hereto, Falcon and each of its Subsidiaries has accurately prepared and filed all governmental and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of Falcon and its Subsidiaries for all current taxes and other charges to which Falcon or any Subsidiary is subject and which are not currently due and payable. Falcon has no knowledge of any additional assessments, adjustments or contingent tax liability of any nature whatsoever, whether pending or threatened against Falcon or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

                  (m) CERTAIN FEES. Except as set forth on SCHEDULE 2.1(p) hereto, Falcon has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

                  (n) DISCLOSURE. To the best of Falcon's knowledge, neither this Agreement nor any Exchange Document nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of Falcon or any Subsidiary in connection with the transactions contemplated by this Agreement or the Exchange Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

                  (o) INTELLECTUAL PROPERTY. SCHEDULE 2.1(r) contains a complete and correct list of all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing held by Falcon or any of its Subsidiaries (collectively, the "FALCON PROPRIETARY RIGHTS"). Falcon and each of its Subsidiaries owns or possesses and, after giving effect to the Exchange will continue to own or possess, all the Falcon Proprietary Rights which are necessary for the conduct of its business as now conducted without any conflict with the rights of others. Except as disclosed on SCHEDULE 2.2(o) hereto, (i) as of the date of this Agreement, neither Falcon nor any of its Subsidiaries has received any written notice that any Falcon Proprietary Rights have been declared unenforceable or otherwise invalid by any court or governmental agency or will become unenforceable or otherwise invalid as a result of the Exchange, and (ii) as of the date of this Agreement, there is, to the knowledge of the Company, no material existing infringement, misuse or misappropriation of any Falcon Proprietary Rights by others that could have a Material Adverse Effect. Neither Falcon nor any of its Subsidiaries has received any written notice alleging that the operation of the business of Falcon or any of its Subsidiaries infringes in any material respect upon the intellectual property rights of others.

                  (p) ENVIRONMENTAL COMPLIANCE. Except as disclosed on SCHEDULE 2.2(p) hereto, Falcon and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Falcon Environmental Laws for the operation of their respective businesses as currently conducted and for the consummation of the Exchange. SCHEDULE 2.2(p) hereto sets forth all material permits, licenses and other authorizations issued under any Falcon Environmental Laws to Falcon or its Subsidiaries. "FALCON ENVIRONMENTAL LAWS" shall mean all governmental laws applicable to Falcon or any of its Subsidiaries relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except as set forth on SCHEDULE 2.2(p) hereto, Falcon has, and after giving effect to the Exchange will continue to have, all necessary governmental approvals required under all Falcon Environmental Laws and used in its business or in the business of any of its Subsidiaries, except for such instances as would not individually or in the aggregate have a Material Adverse Effect. Falcon and each of its Subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Falcon Environmental Laws where non-compliance could have a Material Adverse Effect. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting Falcon or its Subsidiaries that violate or may violate any Falcon Environmental Law after the Closing or that may give rise to any Environmental Liabilities, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Falcon Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. "FALCON ENVIRONMENTAL LIABILITIES" means all liabilities of a person (whether such liabilities are owed by such person to governmental authorities, third parties or otherwise) currently in existence or arising hereafter and which arise under or relate to any Falcon Environmental Law.

                  (q) BOOKS  AND  RECORDS;  INTERNAL  ACCOUNTING  CONTROLS.  The
books, records and documents of Falcon and its Subsidiaries accurately reflect in all material respects the information relating to the business of Falcon and its Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of Falcon or its Subsidiary of Falcon. Falcon and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Falcon's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

                  (r) MATERIAL AGREEMENTS. Except for the Transaction Documents, the Exchange Documents or as set forth on SCHEDULE 2.2(r) hereto, neither Falcon nor any Subsidiary of Falcon is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission if Falcon or any Subsidiary of Falcon were registering securities under the Securities Act (collectively, "FALCON MATERIAL AGREEMENTS"). Except as set forth on SCHEDULE 2.2(r) hereto, Falcon and each Subsidiary of Falcon has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of Falcon's and the Company's knowledge, are not now, and after giving effect to the Exchange will not be, in default under any Falcon Material Agreement now in effect, the result of which could cause a Material Adverse Effect.

                  (s)  TRANSACTIONS  WITH  AFFILIATES.  Except  as set  forth on
SCHEDULE 2.2(s) hereto, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (i) Falcon, any Subsidiary of Falcon or any of their respective its customers or suppliers, on the one hand, and (ii) on the other hand, any officer, employee, consultant or director of Falcon, or any of its Subsidiaries, or any person owning any capital stock of Falcon or any Subsidiary of Falcon or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder.

                  (t) EMPLOYEES. Neither Falcon nor any Subsidiary of Falcon has any collective bargaining arrangements or agreements covering any of its employees. Neither Falcon nor any Subsidiary of Falcon has, and after giving effect to the Exchange will not have, any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by Falcon or such Subsidiary. Since September 30, 2005, no officer, consultant or key employee of Falcon or any Subsidiary of Falcon whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of Falcon, has any present intention of terminating his or her employment or engagement with Falcon or any Subsidiary of Falcon.

                  (u)  ABSENCE OF CERTAIN  DEVELOPMENTS.  Except as set forth on
SCHEDULE 2.2(u) hereto, since September 30, 2005, neither Falcon nor any Subsidiary has:

                       (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

                       (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of Falcon's or such Subsidiary's business;

                       (iii) discharged or satisfied any material lien or encumbrance or paid a material amount of any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                       (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

                       (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

                       (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, which sale, assignment or transfer has had a Material Adverse Effect, or disclosed any proprietary confidential information to any person except in the ordinary course of business or to the Purchasers or their representatives;

                       (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

                       (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

                       (ix) made capital expenditures or commitments therefor that aggregate in excess of $25,000;

                       (x) entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

                       (xi) made charitable contributions or pledges in excess of $25,000;

                       (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

                       (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

                       (xiv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

                  (v) PRESS RELEASES. The press releases, if any, disseminated by Falcon during the twelve months preceding the date of this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

                  (w) NO ADDITIONAL AGREEMENTS. Falcon does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as specified in this Agreement. Other than the Exchange Documents, true and complete copies of which have been provided to the Purchasers, Falcon does not have any agreement or understanding with the Company or any other person or entity with respect to the Exchange or the transactions contemplated thereby.

         Section 2.3 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each of the Purchasers hereby severally and not jointly makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Purchaser:

                  (a) ORGANIZATION AND STANDING OF THE PURCHASERS. If such Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                  (b)  AUTHORIZATION AND POWER. Such Purchaser has the requisite corporate, limited liability company or partnership power to enter into and perform this Agreement, the Registration Rights Agreement and the other agreements and documents contemplated hereby and thereby and executed by the Purchaser or to which the Purchaser is party (collectively, the "PURCHASER TRANSACTION DOCUMENTS") and to purchase the Shares and Warrants being sold to it hereunder. The execution, delivery and performance of the Purchaser Transaction Documents by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate, limited liability company or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, members, managers or partners, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Purchaser. Each of the Purchaser Transaction Documents constitutes, or shall constitute when executed and delivered, valid and binding obligations of such Purchaser enforceable against it Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by equitable principles or remedies of general application.

                  (c) ACQUISITION FOR INVESTMENT. Such Purchaser is purchasing the Shares and acquiring the Warrants solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Such Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; PROVIDED, HOWEVER, that by making the representations herein and subject to Section 2.2(e) below, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of any of the Securities at any time in accordance with federal and state securities laws applicable to such disposition provided that the Company receives an opinion of its counsel to the effect that such disposition complies with such laws. Such Purchaser acknowledges that it
(i) has such knowledge and experience in financial and business matters such that such Purchaser is capable of evaluating the merits and risks of its investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities, and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

                  (d) RULE 144. Such Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that it is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("RULE 144"), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement, provided that the Company receives an opinion of its counsel to the effect that such sale is exempt from such registration requirement.

                  (e) GENERAL. Such Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth, accuracy and completeness of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein and in the other Purchaser Transaction Documents in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities. Such Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement with respect to any of the Securities.

                  (f) OPPORTUNITIES FOR ADDITIONAL INFORMATION. Such Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary by such Purchaser in light of such Purchaser's personal knowledge of the Company's affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company. No investigation conducted by such Purchaser shall limit or otherwise affect its right to rely upon the representations and warranties of the Company and Falcon contained herein.

                  (g) NO GENERAL SOLICITATION. Such Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

                  (h) ACCREDITED INVESTOR. Such Purchaser is an accredited investor (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

                                   ARTICLE III

                                    COVENANTS

         The Company and Falcon, on the one hand, and each Purchaser, as to itself only, hereby covenant with one another as follows, which covenants are for the benefit of each respective covenantee and its respective permitted assignees.

         Section 3.1 CONSUMMATION OF THE EXCHANGE. Prior to the Closing, the Company and Falcon shall take all required action to consummate the transactions contemplated by the Exchange Agreement (the "EXCHANGE") in accordance with the terms of the Exchange Agreement and the other Exchange Documents, and neither the Company nor Falcon shall waive any of the covenants of the parties under the Exchange Documents or any conditions to the consummation of the Exchange without the prior written consent of the Purchasers.

         Section 3.2 DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or before 9:00 a.m., New York City time, on the business day immediately following the Closing Date, the Company shall issue a press release, and on or before 5:30 p.m., New York City time, on the business day immediately following the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Exchange Agreement and the Transaction Documents and including as exhibits to such Current Report on Form 8-K, the Exchange Agreement, this Agreement, the Certification of Designations, the Warrants and the Registration Rights Agreement, and the schedules hereto and thereto in the form required by the Exchange Act (including all attachments, the "8-K FILING"). The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the Commission without the express prior written consent of such Purchaser. Neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith, and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) above, the Purchasers shall be consulted by the Company (although the consent of the Purchasers shall not be required) in connection with any such press release or other public disclosure prior to its release).

         Section 3.3 REGISTRATION UNDER EXCHANGE ACT. The Company will use its commercially reasonable efforts to cause its Common Stock to be registered under
Section 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or the Securities Act, except as permitted herein.

         Section 3.4 INSPECTION RIGHTS. The Company shall permit, during normal business hours and upon reasonable request and reasonable notice, a Purchaser and its representatives, so long as such Purchaser shall be obligated hereunder to purchase the Shares or shall beneficially own the Shares or Conversion Shares, or shall own Warrant Shares or the Warrants which, in the aggregate, represent more than two percent (2%) of the total combined voting power of all voting securities then outstanding, to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect, during the term of the Warrants, the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors, and key employees.

         Section 3.5 COMPLIANCE WITH LAWS. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, the noncompliance with which could have a Material Adverse Effect.

         Section 3.6 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.

         Section 3.7 OTHER AGREEMENTS. The Company shall not enter into any agreement containing any provision that would violate the terms of, conflict with, or cause a default under, any material term of any Transaction Document.

         Section 3.8 RESERVATION OF SHARES. So long as the Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock to effect the conversion of the Shares and the exercise of the Warrants.

         Section 3.9 NON-PUBLIC INFORMATION. Neither the Company nor any of its officers or agents shall disclose any material non-public information about the Company to any Purchaser without the express prior written consent of such Purchaser.

         Section 3.10 NASDAQ OR EXCHANGE LISTING. The Company shall use its commercially reasonable efforts to file an application for listing its Common Stock on the Nasdaq National Market, the Nasdaq Capital Market or a national securities exchange within 90 days of the Closing Date and to cause such applications to be approved in a timely manner thereafter.

         Section 3.11 SUBSEQUENT REGISTRATIONS. Other than pursuant to the registration statement filed in connection with the transactions contemplated by this Agreement, prior to the date that such registration statement is declared effective by the Commission, the Company shall not file any registration statement (other than on Form S-8) under the Securities Act with the Commission with respect to any securities of the Company.

         Section 3.12 MAKE GOOD ESCROW SHARES. On the Closing Date, the Company shall cause certain stockholders of the Company to enter into an escrow agreement in the form of EXHIBIT H hereto and to deposit with the escrow agent thereunder the Escrow Deposit (as defined in such escrow agreement).

         Section 3.13 NEW YORK CITY AGENCY. During the 30-day period immediately following the Closing Date, the Company shall establish, and so long as any of the Shares or the Warrants are outstanding, the Company shall maintain, an office or agency (which shall be located in the Borough of Manhattan in The City of New York) where (i) Shares may be presented for conversion into shares of Common Stock, (ii) Warrants may be presented for exercise and (iii) notices and demands to or upon the Company or Falcon in respect of the Securities, this Agreement or any of the Transaction Documents may be served. The Company shall promptly notify the Purchasers of the name and address of any such agent and of the appointment of any additional or substitute agent.

                                   ARTICLE IV

                                   CONDITIONS

         Section 4.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO CLOSE AND TO SELL THE SHARES AND WARRANTS. The obligation hereunder of the Company to close and issue and sell the Shares and the Warrants to the Purchasers on the Closing Date is subject to the satisfaction or waiver, at or before the Closing, of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (a) ACCURACY OF THE PURCHASERS' REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in the Purchaser Transaction Documents shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

                  (b) PERFORMANCE BY THE PURCHASERS. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

                  (c) NO INJUNCTION.  No statute,  rule,  regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) DELIVERY OF PURCHASE PRICE. The Purchase Price for the Shares and Warrants shall have been delivered to Law Debenture Trust Company of New York, as escrow agent, and shall be subject to release to the Company at the Closing pursuant to the terms and conditions of an escrow agreement in the form of EXHIBIT H attached hereto.

                  (e) DELIVERY OF PURCHASER TRANSACTION DOCUMENTS. The Purchaser Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

         Section 4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASERS TO CLOSE AND TO PURCHASE THE SHARES AND WARRANTS. The obligation hereunder of the Purchasers to purchase the Shares and Warrants and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchasers' sole benefit and may be waived by any Purchaser, as to itself only, at any time in its sole discretion.

                  (a) ACCURACY OF THE COMPANY'S AND FALCON'S REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company and Falcon in this Agreement and in each of the Transaction Documents and Exchange Documents shall be true and correct in all material respects as of the Closing Date, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

                  (b) PERFORMANCE BY THE COMPANY AND FALCON. Each of the Company and Falcon shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement or the Exchange Agreement to be performed, satisfied or complied with by the Company or Falcon, as the case may be, at or prior to the Closing Date.

                  (c) NO SUSPENSION, ETC. Trading in the Company's Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("BLOOMBERG") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any national or international calamity or crisis of such magnitude in its effect on any financial market which, in each case, in the reasonable judgment of any Purchaser, makes it impracticable or inadvisable for it to purchase its Shares and Warrants.

                  (d) NO INJUNCTION.  No statute,  rule,  regulation,  executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Exchange Documents, this Agreement or the other Transaction Documents.

                  (e) NO PROCEEDINGS OR LITIGATION. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or Falcon or any Subsidiary, or any of the officers, directors or affiliates of the Company or Falcon or any Subsidiary thereof, seeking to restrain, prevent or change the Exchange or the transactions contemplated by the Exchange Documents, this Agreement or the other Transaction Documents, or seeking damages in connection with the Exchange or such transactions.

                  (f) OPINION OF COUNSEL, ETC. The Purchasers shall have received an opinion of U.S. counsel to the Company, dated the Closing Date, substantially in the form of EXHIBIT C-1 hereto, an opinion of Chinese counsel to the Company, dated the Closing Date, substantially in the form of EXHIBIT C-2 hereto and such other certificates and documents as the Purchasers or their counsel shall reasonably require incident to the Closing.

                  (g) WARRANTS AND SHARES. The Company shall have delivered to the Purchasers the originally executed Warrants (in such denominations as each Purchaser may request but in no event in denominations of less than 100) and shall have delivered certificates representing the Shares (in such denominations as each Purchaser may request) being acquired by the Purchasers at the Closing.

                  (h) RESOLUTIONS. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) hereof in a form reasonably acceptable to the Purchasers (the "RESOLUTIONS").

                  (i) CERTIFICATE OF DESIGNATIONS. As of the Closing Date, the Company shall have filed with the Delaware Secretary of State the Certificate of Designations authorizing the Preferred Stock in substantially the form of EXHIBIT D attached hereto and such Certificate of Designations shall have become effective.

                  (j) RESERVATION OF SHARES. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Preferred Stock, solely for the purpose of effecting the issuance of the Shares, a number of shares of Preferred Stock equal to the aggregate number of the Shares. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Shares and the exercise of the Warrants, a number of shares of Common Stock equal to the number of Conversion Shares and the number of Warrant Shares issuable upon conversion of the Preferred Stock and the exercise of the Warrants, respectively, assuming the Warrants are exercised and the Shares are converted on the Closing Date (assuming the Warrants are fully exercisable and the Shares fully convertible on such date regardless of any limitation on the timing or amount of such exercise or conversion).

                  (k) SECRETARY'S CERTIFICATE. The Company shall have delivered to the Purchasers a secretary's certificate, dated as of the Closing Date, as to
(i) the Resolutions, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

                  (l) OFFICER'S CERTIFICATE. On the Closing Date, the Company shall have delivered to the Purchasers a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants contained herein and in each of the other Transaction Documents as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this
Section 4.2 as of the Closing Date.

                  (m) FEES AND EXPENSES. As of the Closing Date, all fees and expenses required to be paid by the Company in connection with the transactions contemplated by this Agreement shall have been, or authorized to be, paid by the Company.

                  (n) REGISTRATION RIGHTS AGREEMENT. As of the Closing Date, the parties shall have entered into the Registration Rights Agreement in the form of EXHIBIT E attached hereto.

                  (o) MAKE GOOD SHARE ESCROW AGREEMENT. As of the Closing Date, the parties shall have entered into an escrow agreement in the form of EXHIBIT F hereto and the escrow agent shall have acknowledged receipt of the Escrow Deposit (as defined in such Escrow Agreement).

                  (p) CONSUMMATION OF EXCHANGE. As of the Closing Date, the Company and Falcon shall have effected the Exchange in accordance with the terms of the Exchange Agreement and shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Exchange Agreement to be performed, satisfied or complied with by the Company or Falcon at or prior to the Closing Date.

                  (q) CONSENT TO JURISDICTION. The Purchasers shall have received from each Subsidiary of the Company (following consummation of the Exchange) other than Falcon a consent to jurisdiction in the form of EXHIBIT I hereto.

                  (r) LOCK-UP AGREEMENTS. The Purchasers shall have received from the Company and each of Xianfu Zhu, Baoke Ben, Chaoyang Liu, Qinghe Wang, Shuichi Si and Juanjuan Wang a letter agreement in the form of EXHIBIT J hereto.

                  (s) MATERIAL ADVERSE EFFECT. No event or condition shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE V

                               CERTIFICATE LEGEND

         Section 5.1 LEGEND. Each certificate representing the Shares, the Conversion Shares, the Warrants and the Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky"
laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

         Each certificate representing any Shares shall also be stamped or otherwise imprinted with a legend substantially in the following form:

         THE COMPANY WILL FURNISH TO EACH HOLDER OF ITS SERIES A CONVERTIBLE PREFERRED STOCK WHO SO REQUESTS WITHOUT CHARGE A COPY OF THE CERTIFICATE OF DESIGNATION SETTING FORTH THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF SUCH STOCK AND ANY OTHER CLASS OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement or (ii) Rule 144(k) becoming available the Company shall (A) deliver to the transfer agent for the Common Stock (the "Transfer Agent") irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Purchaser that Rule 144(k) applies to the shares of Common Stock represented thereby or (2) a statement by the Purchaser that such Purchaser has sold the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act. From and after the earlier of such dates, upon any Purchaser's written request, the Company shall promptly cause certificates evidencing the Purchaser's Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Purchaser within three (3) Business Days of submission by that Purchaser of legended certificate(s) to the Transfer Agent as provided above (or to the Company, in the case of the Warrants), the Company shall be liable to the Purchaser for liquidated damages in an amount equal to 1.5% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Day that the unlegended certificates have not been so delivered.

ARTICLE VI

                                   TERMINATION

         Section 6.1 TERMINATION OF OBLIGATIONS TO EFFECT CLOSING.

                  (a) The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

                       (i) Upon the mutual written consent of the Company and the Purchasers;

                       (ii) By the Company if any of the conditions set forth in
          Section 4.1 shall have become incapable of fulfillment, and shall not have been waived by the Company;

                       (iii) By a Purchaser (with respect to itself only) if any of the conditions set forth in Section 4.2. shall have become incapable of fulfillment, and shall not have been waived by such Purchaser; or

                       (iv) By either the Company or any Purchaser (with respect to itself only) if the Closing has not occurred on or prior to February 3, 2006;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing.

         Section 6.2 EFFECT OF TERMINATION. In the event of termination by the Company or any Purchaser, written notice thereof shall forthwith be given to the other parties and the other Purchasers shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Purchasers. If this Agreement is terminated as provided in Section 6.1 herein, this Agreement shall become void and of no further force and effect, except for Sections 8.1 and 8.2, and Article VII herein. Nothing in this Section
6.2 shall be deemed to release the Company, Falcon or any Purchaser from any liability for any breach under this Agreement or the other Transaction Documents, or to impair the rights of the Company or such Purchaser to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

                                   ARTICLE VII

                                 INDEMNIFICATION

         Section 7.1 GENERAL INDEMNITY. The Company and Falcon jointly and severally agree to indemnify and hold harmless each Purchaser (and its respective directors, officers, employees, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by each Purchaser or any such person as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company or Falcon herein. The Purchasers severally but not jointly agree to indemnify and hold harmless the Company and its directors, officers, employees, affiliates, agent, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company or any such person as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Purchasers herein.

         Section 7.2 INDEMNIFICATION PROCEDURE. Any party entitled to indemnification under this Article VII (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; PROVIDED, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect to such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify such person in writing of the indemnifying party's election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VII to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, which consent may not be unreasonably withheld, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. If the indemnifying party fails or refuses to promptly assume the defense of any such claim, proceeding or action, then the indemnification required by this
Article VII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to applicable law.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1 FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. In addition, the Company shall pay all reasonable fees and expenses incurred by each Purchaser in connection with any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents or incurred in connection with the enforcement of this Agreement and any of the other Transaction Documents, including, without limitation, all reasonable attorneys' fees, disbursements and expenses.

         Section 8.2 SPECIFIC ENFORCEMENT; CONSENT TO JURISDICTION.

                  (a) The Company, Falcon and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (b) The Company, Falcon and each Purchaser (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the courts of the State of New York located in New York County, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby, and
(ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of each such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company, Falcon and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.2 shall affect or limit any right to serve process in any other manner permitted by law. The Company, Falcon and the Purchasers hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Shares, this Agreement, the Registration Rights Agreement or the Warrants, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

         Section 8.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Transaction Documents, the Exchange Documents and the Purchaser Transaction Documents, including the schedules and Exhibits hereto and thereto, set forth the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in any of the Transaction Documents, the Exchange Documents or Purchaser Transaction Documents, none of the Company, Falcon or any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement, the Exchange Documents, the Transaction Documents, the Exchange Documents and the Purchaser Transaction Documents supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company, Falcon and the Purchasers and their permitted assigns owning of record at least a majority in interest of the then-outstanding Securities issuable hereunder, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. No amendment to this Agreement shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding or violates any provision of the Delaware General Corporation Law. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Shares, as the case may be.

         Section 8.4 NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be deemed given and received (a) upon hand delivery or delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to Falcon or the
Company:                            Strong Technical Inc.
                                    c/o Henan Zhongpin Food Share Co., Ltd.
                                    21 Changshe Road
                                    Changge City, Henan Province
                                    The People's Republic of China

                                    Attention: Chief Executive Officer
                                    Telecopier: 011 (86) 0374-6227818
                                    Telephone: 011 (86) 0374-6226366

with copies (which copies
shall not constitute notice
to Falcon or the Company)
to:                                 DeHeng Chen Chan, LLC
                                    225 Broadway, Suite 19010
                                    New York, New York  10007

                                    Attention:    Wesley J. Paul, Esq.
                                    Telecopier:  (212) 608-9050
                                    Telephone:  (212) 608-6500
and to:                             Pryor Cashman Sherman & Flynn LLP
                                    410 Park Avenue
                                    New York, New York  10022

                                    Attention:    Eric M. Hellige, Esq.
                                    Telecopier:  (212) 798-6380
                                    Telephone:  (212) 326-0846

If to any Purchaser:

                                    At the address of such Purchaser set forth on EXHIBIT A to this Agreement.

         Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party or parties hereto in accordance with the provisions of this Section 8.4.

         Section 8.5 WAIVERS. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 8.6 HEADINGS. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

         Section 8.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

         Section 8.8 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person (other than indemnified parties, as contemplated by Article VII).

         Section 8.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

         Section 8.10 SURVIVAL. The representations and warranties of the Company and Falcon contained in Sections 2.1(o), 2.1(s), 2.2(l) and 2.2(p) shall survive until the expiration of the applicable statutes of limitations, and those contained in Article II, with the exception of Sections 2.1(o), 2.1(s), 2.2(l) and 2.2(p), shall survive the execution and delivery hereof and the Closing until the date two (2) years from the Closing Date, and the agreements and covenants set forth in Articles I, III, V, VII and VIII of this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

         Section 8.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

         Section 8.12 PUBLICITY. Each of the Company and Falcon agrees that it will not disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers in accordance with Section 8.3, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, and then only to the extent of such requirement; provided, however, that nothing in this Section 8.12 shall prohibit the inclusion of the name of any Purchaser in the Registration Statement or in any exhibits to filings made with the Commission in respect to the transactions contemplated by this Agreement in accordance with the Company's periodic filing requirements under the Exchange Act.

         Section 8.13 SEVERABILITY. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

         Section 8.14 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any party hereto, each other party hereto shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this and the other Transaction Documents.

         Section 8.15 INDEPENDENT NATURE OF PURCHASER'S OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, property, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. Nothing contained herein, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be jointed as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms and form of this Agreement for the convenience of the Company.

         Section 8.16 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. (a) Each of the Company and Falcon consents to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan, The City of New York, United States, and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with this Agreement or any of the other Transaction Documents. Each of the Company and Falcon irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with this Agreement or any of the other Transaction Documents in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the Company and Falcon agrees that the final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or Falcon, as the case may be, and may be enforced in any court to the jurisdiction of which the Company or Falcon, as the case may be, is subject by a suit upon such judgment; PROVIDED that service of process is effected upon the Company or Falcon, as the case may be, in the manner provided by this Agreement. Notwithstanding the foregoing, any suit, action or proceeding brought in connection with this Agreement or any of the other Transaction Documents may be instituted in any other court of competent jurisdiction.

                  (b) Each of the Company and Falcon agrees that service of all writs, process and summonses in any suit, action or proceeding brought in connection with this Agreement or any of the other Transaction Documents against the Company or Falcon in any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City, New York, United States, may be made upon DeHeng Chen Chan LLC at 225 Broadway, Suite 19010, New York, New York 10007, whom each of the Company or Falcon irrevocably appoints as its authorized agent for service of process. Each of the Company and Falcon represents and warrants that DeHeng Chen Chan LLC has agreed to act as the Company's and Falcons' agent for service of process. Each of the Company and Falcon agrees that such appointment shall be irrevocable so long as any of the Securities remain outstanding or until the irrevocable appointment by the Company and Falcon of a successor in The City of New York as its authorized agent for such purpose and the acceptance of such appointment by such successor. Each of the Company and Falcon further agrees to take any and all action, including the filing of any and all documents and instructions, that may be necessary to continue such appointment in full force and effect as aforesaid. If DeHeng Chen Chan LLC shall cease to act as the Company's or Falcon's agent for service of process, the Company or Falcon, as the case may be, shall appoint without delay another such agent and provide prompt written notice to the Purchasers of such appointment. With respect to any such action in any court of the State of

New York or any United States federal court in the Borough of Manhattan, New York City, service of process upon DeHeng Chen Chan LLC, as the authorized agent of the Company or Falcon, as the case may be, for service of process, and written notice of such service to the Company or Falcon, as the case may be, shall be deemed, in every respect, effective service of process upon the Company or Falcon, as the case may be.

                  (c) Nothing in this Section 8.16 shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of other jurisdictions.

         Section 8.17 NOTIFICATION UNDER CERTIFICATION OF DESIGNATION. Each of Special Situations Private Equity Fund, L.P., Special Situations Fund II QP, L.P. and Special Situations Fund III, L.P. hereby notifies the Company (and the Secretary of the Company) that such person irrevocably elects not to have the provisions of Subsection E.5(i) of the Certificate of Designations apply to any Shares owned or acquired by such person hereunder, and the Company hereby acknowledges receipt of such notification and confirms that such notification is sufficient under such Subsection and that no additional action is required by any of such persons to opt out of the restrictions set forth in such Subsection.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                   STRONG TECHNICAL INC.



                                   By:_____________________________________
                                      Name:
                                      Title:


                                   FALCON LINK INVESTMENT LIMITED



                                   By:_____________________________________
                                      Name:
                                      Title:


                                   AMARANTH GLOBAL EQUITIES MASTER FUND LIMITED


                                   By:_____________________________
                                      Name:
                                      Title:

                                   ATLAS CAPITAL MASTER FUND LP


                                   By:_____________________________
                                      Name:
                                      Title:

                                   ATLAS CAPITAL (Q.P.), LP


                                   By:_____________________________
                                      Name:
                                      Title:

                                   ATLAS CAPITAL OFFSHORE EXEMPT FUND, LTD.


                                   By:_____________________________
                                      Name:
                                      Title:


                                   BFS US SPECIAL OPPORTUNITIES TRUST PLC


                                   By: _____________________________
                                      Name:
                                      Title:


                                   CRESTVIEW CAPITAL MASTER LLC


                                   By:_____________________________
                                      Name:
                                      Title:

                                   D.H. VERMOEGENSVERWALTUNG -
                                     UND BETEILIGUNGSGESELLSCHAFT MBH


                                   By:_____________________________
                                      Name:
                                      Title:

                                   JAYHAWK CHINA FUND (CAYMAN), LTD.


                                   By: _____________________________
                                   Name:
                                   Title:


                                   PINNACLE CHINA FUND, L.P.


                                   By:_____________________________
                                      Name:
                                      Title:


                                   RENAISSANCE US GROWTH INVESTMENT TRUST PLC


                                   By:_____________________________
                                      Name:
                                      Title:



                                   __________________________________
                                   MICHAEL ROSS


                                   SANDOR CAPITAL MATER FUND, LP


                                   By:_____________________________
                                      Name:
                                      Title:

                                   SOUTHWELL PARTNERS, LP


                                   By:_____________________________
                                      Name:
                                      Title:

                                   SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.


                                   By:_____________________________
                                      Name:
                                      Title:

                                   SPECIAL SITUATIONS FUND III QP, L.P.


                                   By:_____________________________
                                      Name:
                                      Title:


                                   SPECIAL SITUATIONS FUND III, L.P.


                                   By:_____________________________
                                      Name:
                                      Title:


                                   SRB GREENWAY OFFSHORE OPERATING FUND, L.P.


                                   By:_____________________________
                                      Name:
                                      Title:

                                   SRB GREENWAY CAPITAL, L.P.


                                   By:_____________________________
                                      Name:
                                      Title:


                                   SRB GREENWAY CAPITAL (QP), L.P.


                                   By:_____________________________
                                      Name:
                                      Title:

                                   VISION OPPORTUNITY MASTER FUND, LTD.


                                   By:_____________________________
                                      Name:
                                      Title:


                                   WS OPPORTUNITY FUND INTERNATIONAL, LTD.


                                   By:_____________________________
                                      Name:
                                      Title:


                                   WS OPPORTUNITY FUND, L.P.


                                   By:_____________________________
                                      Name:
                                      Title:


                                   WS OPPORTUNITY FUND (QP), L.P.


                                   By:_____________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT A

                               LIST OF PURCHASERS

                                                                                NUMBER OF           DOLLAR
                NAMES AND ADDRESSES OF                   NUMBER OF SHARES       WARRANTS            AMOUNT
                     PURCHASERS                              PURCHASED          PURCHASED        OF INVESTMENT
                     ----------                              ---------          ---------        -------------

Pinnacle China Fund, L.P.                                   1,500,000          26,511,750          $6,000,000
4965 Preston Park Blvd
Suite 240
Plano, TX 75093

Amaranth Global Equities Master Fund Limited                  250,000           4,418,625          $1,000,000
c/o Dundee Leeds Management Services (Cayman) Ltd.
Waterfront Centre
28 N. Church St, 2nd Fl
George Town, Grand Cayman
Cayman Islands, British West Indies

Atlas Capital Master Fund LP                                  283,750           5,015,139          $1,135,000
c/o Admiral Administration
Admiral Financial Center, 5th Floor
90 Fort Street
Box 32021
SMB
Grand Cayman, Cayman Islands

Atlas Capital (Q.P.), L.P.                                    172,000           3,040,014            $688,000
100 Crescent Court
Suite 880
Dallas, TX 75201

Atlas Capital Offshore Exempt Fund, Ltd.                       44,250             782,097            $177,000
c/o Admiral Administration
Admiral Financial Center, 5th Floor
90 Fort Street
Box 32021
SMB
Grand Cayman, Cayman Islands

BFS US Special Opportunities Trust PLC                        250,000           4,418,625          $1,000,000
Front National Bank
100 W. Houston Street
San Antonio, TX 78205
Attn:  Henri Domingues T-8

Crestview Capital Master LLC                                  250,000           4,418,625          $1,000,000
95 Revere Drive, Suite A
Northbrook IL 60062

                                                                                NUMBER OF           DOLLAR
                NAMES AND ADDRESSES OF                   NUMBER OF SHARES       WARRANTS            AMOUNT
                     PURCHASERS                              PURCHASED          PURCHASED        OF INVESTMENT
                     ----------                              ---------          ---------        -------------
D.H. Vermoegensverwaltung - und                             1,250,000          22,093,125          $5,000,000
  Beteiligungsgesellschaft mbH
Op de Loh 7
25337 Elmshorn
Germany

Jayhawk China Fund (Cayman), Ltd.                             500,000           8,837,250          $2,000,000
c/o Genesis Fund Service Limited
8201 Mission Road, Suite 110
Prairie Village, KS 66208

Renaissance US Growth Investment Trust PLC                    250,000           4,418,625          $1,000,000
Front National Bank
100 W. Houston Street
San Antonio, TX 78205
Attn:  Henri Domingues T-8
Dallas, TX 75206

Michael P. Ross                                                75,000           1,325,588            $300,000
300 Central Park West, Apt. 15-C2
New York, New York 10024

Sandor Capital Master Fund, LP                                125,000           2,209,313            $500,000
2828 Routh Street
Suite 500
Dallas, TX 75201

Southwell Partners, LP                                        437,500           7,732,594          $1,750,000
1901 North Akard Street
Dallas, TX 75201

Special Situations Private Equity Fund, L.P.                  214,500           3,791,180            $858,000
527 Madison Avenue, Suite 2600
New York, NY 10022

Special Situations Fund III QP, L.P.                          492,750           8,709,110          $1,971,000
527 Madison Avenue, Suite 2600
New York, NY 10022

Special Situations Fund III, L.P.                              42,750             755,585            $171,000
527 Madison Avenue, Suite 2600
New York, NY 10022

SRB Greenway Offshore Operating Fund, L.P.                      6,674             117,960             $26,700
300 Crescent Court, Suite 1111
Dallas, TX 75201
Attn:  Joe Worsham

                                                                                NUMBER OF           DOLLAR
                NAMES AND ADDRESSES OF                   NUMBER OF SHARES       WARRANTS            AMOUNT
                     PURCHASERS                              PURCHASED          PURCHASED        OF INVESTMENT
                     ----------                              ---------          ---------        -------------

SRB Greenway Capital, L.P.                                     13,326             235,530             $53,300
300 Crescent Court, Suite 1111
Dallas, TX 75201
Attn:  Joe Worsham

SRB Greenway Capital (QP), L.P.                               105,000           1,855,823            $420,000
300 Crescent Court, Suite 1111
Dallas, TX 75201
Attn:  Joe Worsham

Vision Opportunity Master Fund, Ltd.                          450,000           7,953,525          $1,800,000
317 Madison Avenue, Suite 1220
New York, NY 10017

WS Opportunity Fund International, Ltd.                        95,000           1,679,078            $380,000
300 Crescent Court, Suite 1111
Dallas, TX 75201
Attn:  Joe Worsham

WS Opportunity Fund, L.P.                                      55,000             972,098            $220,000
300 Crescent Court, Suite 1111
Dallas, TX 75201
Attn:  Joe Worsham

WS Opportunity Fund (QP), L.P.                                 37,500             662,794            $150,000
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

                                                                       EXHIBIT B

                                 FORM OF WARRANT

                                                                       EXHIBIT C

                                 FORM OF OPINION

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

         2. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) the Transaction Documents and to issue the Shares, the Conversion Shares, the Warrants and the Warrant Shares and
(ii) the Exchange Documents and to consummate the Exchange. The execution, delivery and performance of each of the Transaction Documents and the Exchange Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required. Each of the Transaction Documents and the Exchange Documents have been duly executed and delivered, and the Shares and the Warrants have been duly executed, issued and delivered by the Company and each of the Transaction Documents and the Exchange Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. The Shares, the Warrants, the Conversion Shares and the Warrant Shares are not subject to any preemptive rights under the Certificate or the Bylaws or any Material Agreement (as defined below).

         3. The Shares have been duly authorized and, when delivered against payment in full as provided in the Purchase Agreement, will be validly issued, fully paid and nonassessable and will have the relative rights, powers and preferences set forth in the Certificate of Designations. The Conversion Shares, have been duly authorized and reserved for issuance, and, when delivered upon conversion of the Shares, will be validly issued, fully paid and nonassessable. The Warrant Shares, have been duly authorized and reserved for issuance, and, when delivered upon exercise or against payment in full as provided in the Warrants, will be validly issued, fully paid and nonassessable.

         4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents and the Exchange Documents and the issuance of the Shares, the Conversion Shares, the Warrants and the Warrant Shares and the consummation of the Exchange do not (a) violate any provision of the Certificate or Bylaws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any Subsidiary is bound or to which any of the assets or properties of the Company or any Subsidiary are subject (in each case after giving effect to the Exchange) and identified as a material agreement in the officer's certificate attached hereto (collectively, the "Material Agreements"), (c) create or impose a lien, charge or encumbrance on any property of the

Company under any Material Agreement, or (d) result in a violation of any Federal, state, local or foreign statute, rule, regulation, order, judgment, injunction or decree (including Federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected (in each case after giving effect to the Exchange), except, in all cases other than violations pursuant to clauses (a) and (d) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

         5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority or any other Person on the part of the Company is required under Federal, state or local law, rule or regulation or under the terms of any Material Agreement in connection with the valid execution, delivery and performance of the Transaction Documents or the Exchange Documents, the consummation of the Exchange or the offer, sale or issuance of the Shares, the Conversion Shares, the Warrants or the Warrant Shares other than filings as may be required by applicable Federal and state securities laws and regulations.

         6. To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company or any Subsidiary (after giving effect to the Exchange) which questions the validity of any of the Transaction Documents or the Exchange Documents or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any Subsidiary (after giving effect to the Exchange) or any of their respective properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or any Subsidiary (in each case after giving effect to the Exchange) in their capacities as such.

         7. The offer, issuance and sale of the Shares and the Warrants and the offer, issuance and sale of the Conversion Shares and the Warrant Shares pursuant to the Agreement and the Warrants, as applicable, are exempt from the registration requirements of the Securities Act of 1933, as amended.

         8. The Company is not, and as a result of and immediately upon Closing and after giving effect to the Exchange will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                                                                       EXHIBIT D

                       FORM OF CERTIFICATE OF DESIGNATIONS

                                                                       EXHIBIT E

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT F

                    FORM OF MAKE GOOD SHARE ESCROW AGREEMENT

                                                                       EXHIBIT G

                              FINANCIAL STATEMENTS

                                                                       EXHIBIT H

                     FORM OF PURCHASE PRICE ESCROW AGREEMENT

                                                                       EXHIBIT I

                        FORM OF CONSENTS TO JURISDICTION

                                                                       EXHIBIT J

                            FORM OF LOCK-UP AGREEMENT









                                       J-1